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                                                                   EXHIBIT 10.46


                           RESTRICTED STOCK AGREEMENT

          THIS RESTRICTED STOCK AGREEMENT (the "Agreement") made effective as of the 14th day of January, 1998, between Rental Service Corporation, a Delaware corporation (the "Company" or the "Employer") and Martin R. Reid, an employee of the Company (the "Employee").

          WHEREAS, the Company has established the 1996 Equity Participation Plan (the "Plan"); and

          WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

          WHEREAS, the Plan provides for the issuance of shares of Common Stock, $.01 par value, subject to certain restrictions thereon (hereinafter referred to as "Restricted Stock"); and

          WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Committee"), appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its stockholders to issue the Restricted Stock provided for herein to Employee in consideration of past and future services to the Employer and other good and valuable consideration provided for herein;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Plan.

          Section 1.1 - Board

          "Board" shall mean the Board of Directors of the Company.

          Section 1.2 - Code

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          Section 1.3 - Committee
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          "Committee" shall mean the Compensation Committee of the Board, appointed as provided in the Plan.

          Section 1.4 - Company Subsidiary

          "Company Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Company Subsidiary" shall also mean any partnership in which the Company and/or any Company Subsidiary owns more than 50 percent of the capital or profits interests.

          Section 1.5 - Employment Agreement

          "Employment Agreement" shall mean the employment agreement between Company and Employee dated the same date as this Agreement.

          Section 1.6 - Exchange Act

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          Section 1.7 - Restricted Stock

          "Restricted Stock" shall mean Common Stock of the Company issued under this Agreement and subject to the Restrictions imposed hereunder.

          Section 1.8 - Restrictions

          "Restrictions" shall mean the restrictions on sale or other transfer set forth in Section 4.2 and 4.3(a) and the exposure to forfeiture or repurchase set forth in Section 3.1.

          Section 1.9 - Rule 16b-3

          "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

          Section 1.10 - Secretary

          "Secretary" shall mean the Secretary of the Company.

          Section 1.11 - Securities Act

          "Securities Act" shall mean the Securities Act of 1933, as amended.

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                                   ARTICLE II

                          ISSUANCE OF RESTRICTED STOCK

          Section 2.1 - Issuance of Restricted Stock

          In consideration of Employee's past services to the Company and for his agreement to remain in the employ of at least one of such entities and for other good and valuable consideration, on the date hereof the Company irrevocably issues to Employee 10,000 shares of its $.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

          Section 2.2 - Purchase Price

          The purchase price of the Restricted Stock shall be $.01 per share without commission or other charge, payable in cash or by check.

          Section 2.3 - Consideration to Company

          As partial consideration for the issuance of Restricted Stock by the Company, Employee agrees to render faithful and efficient services to the Company pursuant to his Employment Agreement for a period of at least one (1) year from the date this Restricted Stock is issued. Nothing in this Agreement or in the Plan shall confer upon Employee any right to continue in the employ of the Company.

          Section 2.4 - Adjustments in Restricted Stock

          In the event that the outstanding shares of the Company's Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee, subject to the provisions of the Plan and this Agreement, shall make an appropriate and equitable adjustment in the number and kind of shares of Restricted Stock, to the end that after such event Employee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon Emloyee, the Company and all other interested persons.

                                  ARTICLE III

                                  RESTRICTIONS

          Section 3.1 - Repurchase of Restricted Stock

          Immediately upon a termination of Employee's employment, the Company shall have the right to repurchase from the Employee all shares of Restricted Stock then subject to Restrictions at a cash price of $.01 per share; provided that no such right of repurchase shall exist

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if the Restrictions lapse upon any such termination pursuant to the Employment
Agreement, this Agreement or any other agreement.

          Section 3.2 - Legend

          Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all Restrictions lapse and new certificates are issued pursuant to Section 3.3, bear the following legend:

          "The shares represented by this certificate are subject to reacquisition by Rental Service Corporation and such shares may not be sold or otherwise transferred except pursuant to the provisions of the Restricted Stock Agreement by and between Rental Service Corporaton and the registered owner of such shares."

          Section 3.3 - Lapse of Restrictions

          (a) Subject to Sections 3.4 and 4.5, the Restrictions shall lapse as to one-fourth of the Restricted Stock on each of the first, second, third and fourth anniversaries of the grant of the Restricted Stock.

          (b)Upon the lapse of the Restrictions, the Company shall cause new certificates to be issued with respect to such shares and delivered to Employee or his legal representative, free from the legend provided for in Section 3.2 and any of the other Restrictions. Notwithstanding the foregoing, no such new certificate shall be delivered to Employee or his legal representative unless and until Employee or his legal representative shall have paid to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of Employee resulting from the grant of Restricted Stock or the lapse of the Restrictions.

          Section 3.4 - Merger, Consolidation, Exchange, Acquisition,Liquidation or Dissolution

          In the event of the merger or consolidation of the Company into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company (any such event being an "Acquisition"), the Committee may, in its absolute discretion and on such terms and conditions as it deems appropriate, provide by resolution adopted prior to such event that at some time prior to the effective date of such event, the Restrictions upon some or all shares of Restricted Stock shall immediately lapse and/or that some or all of such shares shall cease to be subject to repurchase or forfeiture under Section 3.1 after such event.

          The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of the lapse of the Restrictions, including, but not by way of limitation, provisions to ensure that

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any such acceleration shall be conditioned upon the consummation of the contemplated corporate transaction.

          Notwithstanding the foregoing, the provisions of the Employment Agreement dealing with lapse of Restrictions on a Change of Control (as defined therein) shall govern with respect to an Acquisition that is also a Change of Control.

          Section 3.5 - Restrictions On New Shares

          In the event that the outstanding shares of the Company's Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation pursuant to a merger of the Company into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation of 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, or a stock split-up or stock dividend, such new or additional or different shares or securities which are attributable to Employee in his capacity as the owner of the Restricted Stock then subject to Restrictions, shall be considered to be Restricted Stock and shall be subject to all of the Restrictions, unless the Committee provides, pursuant to Section 3.4, for the expiration of the Restrictions on the shares of Restricted Stock underlying the distribution of the new or additional shares or securities.

                                   ARTICLE IV

                                 MISCELLANEOUS

          Section 4.1 - Administration

          The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Restricted Stock. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters, if any, which under Rule 16b-3 are required to be determined in the sole discretion of the Committee.

          Section 4.2 - Restricted Stock Not Transferable

          Restricted Stock (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to the following Restrictions until such Restrictions lapse or expire pursuant to this Agreement:

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          Neither the Restricted Stock nor any interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 4.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

          Section 4.3 - Conditions to Issuance of Stock Certificates

          Shares of Restricted Stock may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

          Section 4.4 - Escrow

          The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing the Restricted Stock, including shares of Restricted Stock issued pursuant to Section 3.5, until all of the Restrictions expire or shall have been removed; provided, however, that in no event shall Employee retain physical custody of any certificates representing Restricted Stock issued to him.

          Section 4.5 - Notices

          Any notice to be given by the Employee under the terms of this Agreement shall be addressed to the Secretary of the Company or his office. Any notice to be given to the

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Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to Employee shall, if Employee is then deceased, be given to Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice be deemed duly given when deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

          Section 4.6 - Rights as Stockholder

          Except as otherwise provided herein, upon the delivery of Restricted Stock to the escrow holder pursuant to Section 4.4, the holder of the Restricted Stock shall have all the rights of a stockholder with respect to the Restricted Stock, including the right to vote the Restricted Stock and the right to receive all dividends or other distributions paid or made with respect to the Restricted Stock; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock that is subject to the Restrictions may also be subject to the Restrictions.

          Section 4.7 - Titles

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

          Section 4.8 - Construction

          This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware.

          Section 4.9 - Conformity to Securities Laws

          The Employee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Restricted Stock is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement and the Restricted Stock shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          Section 4.10 - Amendments

          This Agreement and the Plan may be amended without the consent of the Employee provided that such amendment would not impair any rights of the Employee under

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this Agreement. No amendment of this Agreement shall, without the consent of the
Employee, impair any rights of the Employee under this Agreement.

          IN WITNESS WHEREOF, this Employment Agreement has been executed and delivered by the parties hereto.

RENTAL SERVICE CORPORATION



By: /s/ Robert M. Wilson
   ------------------------------
   Robert M. Wilson
   Senior Vice President, Chief Financial Officer,
   Secretary and Treasurer



/s/ Martin R. Reid
------------------------------
Martin R. Reid
10801 E. Happy Valley Road, #44
Scottsdale, AZ  85255

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